UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 29, 2012

Greatmat Technology Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	000-53481	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Room 3202-03, 32/F,

148 Electric Road, North Point, Hong Kong

(Address of principal executive offices)

Telephone – 852-2891-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Resignation of independent registered public accounting firm

The Board of Directors of Greatmat Technology Corporation (the “Company”) received a resignation letter dated December 23, 2011 from Holtz Rubenstein Reminick LLP (“HRR”), as the Company’s independent registered public accounting firm. On November 29, 2012, the Board of Directors approved the resignation of HRR.

HRR did not issue any report on the Company’s financial statements.

During the engagement period, March 2, 2011 through the date of this Current Report, there have been no (i) disagreements with HRR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to HRR’s satisfaction, would have caused HRR to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, other than the following stated in the resignation letter of HRR: “Due to scope limitations we (HRR) encountered, related to the lack of documentation to support historical balances, we (HRR) were unable to complete our (HRR’s) audit of financial statements of Greatmat Technology Corporation for the year ended December 31, 2010.” However, the Company is taking steps to provide the historical balances and working papers to the successor auditor to complete the audit of the financial statements. The Company has authorized HRR to respond fully regarding the inquiries of the successor auditor to complete the audit of the financial statements.

The Company provided HRR with a copy of the above disclosures and requested that HRR furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of HRR’s letter, dated December 7, 2012 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On November 29, 2012, the Board of Directors of Company approved the engagement of Albert Wong & Co. (“AWC”), the former auditor of the Company, as the Company’s new independent registered public accounting firm.

AWC issued reports on the Company’s financial statements for the years ended July 31, 2010 and July 31, 2009, which did not contained adverse opinion or disclaimer of opinion or qualification or modification as to uncertainty, audit scope, or accounting principle other than the following: the report of AWC dated October 6, 2010 on the Company’s financial statements in the Form 10-K for the fiscal year ended July 31, 2010 and the report of AWC dated November 12, 2009 on the Company’s financial statements in the Form 10-K for the fiscal year ended July 31, 2009 each contained the qualification which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the period March 2, 2011 and through the date of the engagement with AWC, the Company has not consulted AWC regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Holtz Rubenstein Reminick LLP, dated December 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greatmat Technology Corporation

	By:	/s/ Chris Yun Sang So
Chris Yun Sang So
Date: December 7, 2012		Chief Executive Officer